UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2009
VCG Holding Corp.
(Exact name of registrant as specified in its charter)

Colorado	001-32208	84-1157022
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

390 Union Boulevard, Suite 540
Lakewood, Colorado	80228
(Address of Principal Executive Offices)	(Zip Code)
(303) 934-2424
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

Item 2.02	Results of Operations and Financial Condition.
     On November 12, 2009, VCG Holding Corp. (the “Company”) issued a press release titled; “VCG Holding Corp. Announces 2009 Third Quarter Financial Results” announcing its financial results for the quarter ended September 30, 2009. A copy of the November 12, 2009 press release is furnished herewith as Exhibit 99.01.
     The information set forth herein, including Exhibit 99.01, is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section nor shall the information be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific references in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is attached hereto and furnished herewith:

Exhibit No.	Identification of Exhibits
99.1	Press Release dated November 12, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORP.
Date: November 12, 2009	By:	/s/ Courtney Cowgill
Courtney Cowgill
Chief Financial and Accounting Officer